Exhibit 10.4

                          ABRAXAS PETROLEUM CORPORATION
                          1994 LONG TERM INCENTIVE PLAN
                        (as amended through June 5, 2001)


     Abraxas Petroleum Corporation (the "Company") hereby establishes the Plan for key employees of, and consultants to, the Company and its Affiliates as follows:

I.       Purpose

     The purpose of the Plan is to aid the Company and its Affiliates in employing and retaining qualified and competent personnel and to encourage significant contributions by such personnel to the success of the Company and its Affiliates. It is believed that this purpose will be furthered through the granting to key employees and consultants of Awards, as authorized under the Plan, so that such employees and consultants will be encouraged and enabled to acquire a substantial personal interest in the continued success of the Company and its Affiliates.

     This Plan shall be effective January 1, 1994, subject to approval by the Company's stockholders at the 1994 Annual Meeting of Stockholders to be held May 19, 1994, and shall terminate on December 31, 2003, except with respect to any Award then outstanding.

2.       Definitions

     "Administrative Guidelines" means the interpretative guidelines approved by the Committee providing the foundation for administration of the Plan.

     "Affiliate" means any subsidiary corporation (as defined in Section 424 of the Code) of the Company.

     "Award" means an Award described in Section 4 of this Plan.

     "Award Agreement" means an agreement entered into between the Company and a Participant, setting forth the terms and conditions applicable to the Award granted to the Participant.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

     "Committee" means the Compensation Committee of the Board, the requisite number of members of which shall qualify as "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act or any successor provision.

     "Common Stock" means the common stock of the Company, par value $.01 per share, and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Company issued in substitution, in exchange for, or in lieu of the Common Stock.

     "Exchange  Act"  means  the  Securities   Exchange  Act  of  1934  and  the
regulations thereunder, as amended from time to time.

     "Fair Market Value" means the average of the high and low sale prices of a share of Common Stock, or other security for which Fair Market Value is being determined, as quoted on the NASDAQ Stock Market (or such other reporting system


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as shall be selected by the  Committee)  on the relevant  date, or if no sale of
Common Stock or such other security is reported for such date, the first preceding day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for the purposes of such valuation.

     "Participant" means an individual who has been granted an Award pursuant to this Plan.

     "Plan" means this Abraxas Petroleum Corporation 1994 Long Term Incentive Plan, as set forth herein and as it may be amended from time to time.

     "Plan Year" means the calendar year.

3.       Eligibility

     Key employees (including officers and employee directors) of, and consultants to, the Company and its Affiliates shall be eligible to participate in this Plan. An Award may not be granted to a member of the Board who is not also an employee of the Company or an Affiliate.

4.       Awards

     An Award is the right to receive compensation, payable in cash, Common Stock or other securities of the Company or an Affiliate, or any combination thereof, determined in accordance with the Administrative Guidelines. All Awards made pursuant to this Plan are in consideration of services performed or to be performed for the Company or its Affiliates. The Committee may establish minimum performance targets with respect to each Award. Performance targets may be based on financial criteria, such as the Fair Market Value of Common Stock or other objective measures of financial performance of the Company, or may be based on the performance of a division, subsidiary or Affiliate of the Company, or the performance of an individual Participant. Notwithstanding anything in this Plan to the contrary, any Awards of stock options or similar rights, stock appreciation rights, performance units, or performance shares shall contain the restrictions on assignability in Section 6(a) of this Plan to the extent required under Rule 16b-3 of the Exchange Act. The following types of Awards may be granted under this Plan, singly or in combination or in tandem with other Awards, as the Committee may determine:

     (a) Non-Qualified Stock Options. A non-qualified stock option is a right to purchase, during such period of time as the Committee may determine, a specified number of shares of Common Stock or other security, which does not qualify as an incentive stock option under Section 422 of the Code, at a fixed option price equal to no less than 100 percent of the Fair Market Value of the Common Stock or other security on the date the Award is granted. A non-qualified stock option shall be designated as such in the Award Agreement and on the Company's books and records.

     The option price may be payable in the following form(s) as determined in accordance with the Administrative Guidelines:

     (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, wire transfer, or direct account debit;

     (ii)through the delivery or assignment of the ownership of shares of Common Stock or other securities of the Company with a Fair Market Value equal to all or a portion of the option price for the total number of options being exercised; or

     (iii)by a combination of the methods described in clauses (i) and (ii) above.

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         (b) Incentive  Stock Options.  An incentive  stock option is a right to purchase, during such period of time as the Committee may determine, a specified number of shares of Common Stock, that shall comply with the requirements of Section 422 of the Code or any successor section, at a fixed option price equal to no less than 100 percent of the Fair Market Value of the Common Stock on the date the Award is granted; provided, however, if the optionee owns stock possessing more than ten (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates, the option price shall not be less than one-hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the Award is granted. The aggregate Fair Market Value (determined at the time of grant of the Award) of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during a calendar year shall not exceed $100,000 (or such other limit as may be required by the Code) based on the Fair Market Value of the stock on the date that the incentive stock option is granted. An incentive stock option shall not be exercisable after the expiration of ten (10) years from the date such Award is granted; provided, however, if the optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates, any incentive stock option granted to such optionee shall not be exercisable after the expiration of five (5) years from the date such Award is granted. The Committee may provide that the option price under an incentive stock option may be paid by one or more of the methods described in Sections 4(a)(i), (ii) and (iii) above.

         (c) Stock Appreciation Rights. A stock appreciation right is a right to receive, without payment, an amount not in excess of (i) the Fair Market Value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised less (ii) the exercise price of such stock appreciation right, which price shall equal the Fair Market Value of such shares on the date the stock appreciation right was granted (or, in the case of an option with a tandem stock appreciation right, the option price that the optionee would otherwise have been required to pay for such shares). The right to receive such amount shall be conditioned upon the surrender of the stock appreciation right (or of both the option and the stock appreciation right in the case of a tandem stock appreciation right, or a portion of either). Stock appreciation rights shall be payable in Common Stock, cash or a combination thereof.

         (d) Restricted Stock. Restricted Stock is Common Stock or other security of the Company or an Affiliate that is subject to restrictions on transfer and such other restrictions on the incidents of ownerships as the Committee may determine. Restricted Stock Awards may be made without cash payment by, or other out of pocket consideration from, the Participant, either on the date of grant or the date the restriction(s) lapse or are removed. Restricted Stock Awards shall be designated as such in the Award Agreement and on the Company's books and records.

         (e) Performance Units. A performance unit is a promise by the Company to make a payment to the Participant, which may be contingent upon the achievement of one or more performance targets specified by the Committee. A performance unit is a right to receive an amount that may be determined by reference to Common Stock, other securities of the Company or an Affiliate, or by reference to dollar amounts. Performance units shall be subject to such conditions with respect to vesting, timing, and amount of payments as the Committee shall determine. Performance units shall be payable in cash. Performance unit Awards may be made without cash payment by, or other out of pocket consideration from, the Participant, either on the date of grant or the date of payment.

         (f) Performance Shares. A performance share is a promise by the Company to make a payment to the Participant, which may be contingent upon the achievement of one or more performance targets specified by the Committee. A performance share is a right to receive an amount that may be determined by reference to Common Stock, other securities of the


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         Company or an Affiliate, or by reference to dollar amounts. Performance shares shall be subject to such conditions with respect to vesting, timing, and amount of payments as the Committee shall determine. Performance shares shall be payable in Common Stock or other securities of the Company or any Affiliate. Performance share Awards may be made without cash payment by, or other out of pocket consideration from, the Participant, either on the date of grant or the date of payment. Performance Share Awards shall be designated as such in the Award Agreement and on the Company's books and records.

         (g) Dividend Equivalents. A dividend equivalent is the right to receive an amount equal to the dividends paid on a specified number of shares of Common Stock. A dividend equivalent shall be payable in cash.

         (h) Other Awards. The Committee may, from time to time, grant such other Awards as the Committee may determine, provided that no such Award shall be inconsistent with the terms of this Plan.

5.       Number of Shares

     Not more than 5,000,000 shares of Common Stock may be issued with respect to all Awards granted under this Plan, subject to the adjustment provisions set forth in Section 10 hereof. Upon the expiration or termination of an Award, for any reason, the shares shall again be available for grant under the Plan. No Awards under this Plan shall be granted after December 31, 2003, pursuant to
Section 1 hereof. Awards that are granted or paid in some manner other than by the issuance of Common Stock shall not be counted in determining the number of shares issued under this Plan.

6.       Award Agreements

     Each Award under this Plan shall be evidenced by an Award Agreement setting forth the terms and conditions, as determined by Administrative Guidelines, applicable to the Award. Award Agreements may include:

                  (a) Non-Assignability. A provision that no Award shall be assignable or transferable except by will or by the laws of descent and distribution and that during the lifetime of a Participant, the Award shall be exercised only by such Participant or by his guardian or legal representative. Incentive Stock Option Awards shall include a non-assignability provision as provided in this Section 6(a).

                  (b) Termination of Employment. Provisions governing the disposition of an Award in the event of the retirement, disability, death, or other termination of a Participant's employment or relationship to the Company or an Affiliate.

                  (c) Rights as a Stockholder. A provision concerning what rights, if any, a Participant shall have as a stockholder with respect to any shares of Common Stock covered by an Award until the date the Participant or his nominee becomes the holder of record. Except as provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to such date, unless the Award Agreement specifically requires such adjustment.

                  (d) Withholding. A provision requiring the withholding of all taxes as required by law. In the case of payments of Awards in shares of Common Stock or other securities, withholding shall be as required by law and in the Administrative Guidelines.

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                  (e) Miscellaneous.  Such other terms and conditions including, without limitation, the criteria for determining vesting of Awards, the amount or value of Awards, termination of Awards for cause, the exercise of Awards pursuant to a brokerage or similar arrangement or adjustments for nonrecurring or extraordinary items, as are necessary and appropriate to effect the purposes of the Plan.

7.       Change in Control

         Award Agreements may include, as set forth in the Administrative Guidelines, that any or all of the following actions may occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of Participants:

                  (a) acceleration of time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to this Plan;

                  (b) purchase of any outstanding Award made pursuant to this Plan from the holder of its equivalent cash value, as determined by the Committee, as of the effective date of the Change in Control; and

                  (c) adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants.

         For purposes of this Section, a "Change in Control" shall mean the occurrence of any of the following events:

                  (i) a third person, including a "group" as determined in accordance with Section 13(d)(3) of the Exchange Act, becomes the beneficial owner (as determined pursuant to Section 13(d)(3) of the Exchange Act) of Common Stock having thirty percent (30%) or more of the total number of votes that may be cast for the election of members of the Board;

                  (ii) all or substantially all of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other entity or entities; or

                  (iii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (each a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company after the Transaction.

         Notwithstanding the foregoing, in no event shall the distribution by the Company to its stockholders of stock in a subsidiary be deemed a Change in Control.

8.       Amendment and Termination

         Although the Committee may at any time amend, suspend, or discontinue the Plan or alter or amend any or all Award Agreements under the Plan to the extent permitted by law, no amendment, suspension, or termination of the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant under the Plan. However, no such action by the Committee may, without approval of the Board and the Company's stockholders if such approval is required by law, Rule 16b-3 of the Exchange Act or any successor provisions, or the rules of any stock exchange on which the Common Stock or any other security of the Company or its Affiliates are listed, alter the provisions of the Plan so as to:

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                  (a) increase the maximum  number of shares of Common Stock (or other securities) that may be subject to Awards granted under the Plan;

                  (b) change the class of individuals eligible to receive Awards under the Plan;

                  (c) permit any member of the Committee to be eligible to receive or hold an Award under the Plan;

                  (d) materially increase the benefits accruing to Participants under the Plan; or

                  (e) effect any other amendment to the Plan, or to an existing Award under the Plan, that would require the approval of the Company's stockholders in accordance with Rule 16b-3 under the Exchange Act or any successor provision or under the rules of any stock exchange on which the Common Stock or any other securities of the Company or its Affiliates are listed or quoted.

9.       Administration

         (a) The Plan and all Awards granted pursuant thereto shall be administered by the Committee. The Committee shall periodically make determinations with respect to eligible individuals who shall participate in the Plan and receive Awards pursuant thereto. All questions of interpretation and administration with respect to the Plan and Award Agreements shall be determined by the Committee in its absolute discretion and its determination shall be final and conclusive upon all parties in interest.

         (b) The Committee may authorize persons other than its members to carry out its policies and directives, including the authority to grant Awards, subject to the limitations and guidelines set by the Committee, except that: (i) the authority to grant or administer Awards with respect to persons who are subject to Section 16 of the Exchange Act, shall not be delegated by the Committee; and (ii) any such delegation shall satisfy any other applicable requirements of Rule 16b-3 of the Exchange Act, or any successor provision. Any person to whom such authority is granted shall continue to be eligible to receive Awards under the Plan, provided that such Awards are granted directly by the Committee without delegation.

10.      Adjustment Provisions

         If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split up, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of Common Stock theretofore reserved for the purposes of the Plan, whether or not such shares are at the time subject to outstanding Awards, the number and kind of shares of stock or other securities or property into which each outstanding share of Common Stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities or property into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if the Board shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of the Plan, or in any Award theretofore granted or which may be granted under the Plan, then such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment pursuant to this Section 10, fractional shares may be ignored.

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         The  Board  shall  have  the  power,  in the  event  of any  merger  or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation with or into the Company, to amend all outstanding Awards to permit the exercise thereof in whole or in part at anytime, or from time to time, prior to the effective date of any such merger or consolidation (but not more than ten (10) years after the date of grant of any incentive stock option) and to terminate each such Award as of such effective date.

11.      Unfunded Plan

         The adoption of the Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant's beneficiaries or estate shall have any interest in any assets of the Company by virtue of this Plan. Nothing in this Section 11 shall be construed to prevent the Company from implementing or setting aside funds in a grantor trust subject to the claims of the Company's creditors. Legal and equitable title to any funds set aside, other than any grantor trust subject to the claims of the Company's creditors, shall remain in the Company and any funds so set aside shall remain subject to the general creditors of the Company, present and future. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan, the Administrative Guidelines, and the Award Agreements.

12.      Right of Discharge Reserved

         Nothing in this Plan or in any Award shall confer upon any employee or other individual the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of any such employee or other individual at any time for any reason.

13.      Governing Law

         This Plan shall be governed by, construed and enforced in accordance with the laws of the State of Texas applicable to transactions that take place entirely within the State of Texas, and, where applicable, the laws of the United States.

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